Exhibit 99.1
P R E S S   R E L E A S E

Splunk Inc. Announces Fiscal Second Quarter 2016 Financial Results
Total Revenues Grew 46%; Surpasses 10,000 Customer Mark

SAN FRANCISCO - August 27, 2015 - Splunk Inc. (NASDAQ: SPLK), provider of the leading software platform for real-time Operational Intelligence, today announced results for its fiscal second quarter ended July 31, 2015.

Second Quarter 2016 Financial Highlights

•	Total revenues were $148.3 million, up 46% year-over-year.

•	License revenues were $88.0 million, up 42% year-over-year.

•	GAAP operating loss was $65.6 million; GAAP operating margin was negative 44.2%.

•	Non-GAAP operating income was $4.8 million; non-GAAP operating margin was 3.2%.

•	GAAP loss per share was $0.44; non-GAAP earnings per share were $0.03.

•	Operating cash flow was $13.6 million with free cash flow of $10.8 million.

“We are pleased with our quarterly results and thrilled to cross the 10,000 customer mark worldwide,” said Godfrey Sullivan, Chairman and CEO. “We have extended our position as the leading platform for machine data with two acquisitions focused on machine learning. With Metafor, we added world-class IT anomaly detection, and with Caspida we will provide data science-driven behavioral analytics for security. Our continuing investments in product innovation will help our customers realize even greater value from our solutions across a wide range of use cases.”

Second Quarter 2016 and Recent Business Highlights
Customers:

•	Signed more than 500 new customers, ending the quarter with more than 10,000 customers worldwide.

•
New and Expansion Customers Include: AFLAC, Barnes & Noble, Blue Coat Systems Inc., City of San Diego, Covered California, Deutsche Bahn (Germany), Experian (United Kingdom), Gatwick Airport (United Kingdom), GEICO, Infospace, Materialise NV (Belgium), Maxim’s Caterers (Hong Kong), Pernod Ricard (France), Samsung Semiconductor (South Korea), Sharp Healthcare, Staples, State of Missouri, Texas Roadhouse, Unify Solutions (Australia), United States Marine Corp, U.S. Securities and Exchange Commission and Yelp.

Product:

•	Released the new version of the Splunk App for Stream, with functionality that simplifies configuration while increasing administration flexibility.

•	Announced the winners of Splunk Apptitude App Contest.

◦	Fraud / Insider Threat app winner: Hyperthreat

◦	Social Impact app winner: Energy Scan

◦	Innovation app winner: PRI Capacity

Acquisitions:

•	Announced the acquisition of Caspida, extending Splunk’s security analytics leadership by adding Behavioral Analytics and machine learning to better detect advanced and insider threats.

•	Acquired Metafor Software, an anomaly detection and machine learning company.

Strategic and Channel Partners:

•	Splunk technology partner, Kepware Technologies, awarded the 2015 IoT Evolution Product of the Year Award, from IoT Evolution Magazine, for its Industrial Data Forwarder for Splunk plug-in.

Recognition:

•	Splunk named a Leader in the 2015 Gartner Magic Quadrant for Security Information and Event Management and is the only company to improve on completeness of vision.

•	Splunk won first prize at the Deutsche Bahn Internet of Things Hackathon.

•	Splunk won Computing’s Vendor Excellence Award for “Big Data Innovation”, referencing Splunk’s work to democratize big data.

Splunk Inc. | www.splunk.com

Events:

•
Hosted SplunkLive! events in cities around the world, including: Boston, Chicago, Hamburg, London, New York, Osaka, Philadelphia, San Francisco, Singapore, Sydney, Tokyo, Toronto and Vienna. Presentations can be found on the SplunkLive! website.

Financial Outlook
The company is providing the following guidance for its fiscal third quarter 2016 (ending October 31, 2015):

•	Total revenues are expected to be between $158 million and $160 million.

•	Non-GAAP operating margin is expected to be between 1% and 2%.

The company is updating its previous guidance for its fiscal year 2016 (ending January 31, 2016):

•	Total revenues are expected to be between $628 million and $632 million (was $610 million to $614 million per prior guidance provided on May 28, 2015).

•	Non-GAAP operating margin is expected to be between 2% and 3%.

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets, acquisition-related costs and ground lease expense related to a build-to-suit lease obligation.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal second quarter 2016 and fiscal first half 2016 non-GAAP results included in this press release.

Conference Call and Webcast
Splunk’s executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm. A replay of the call will be available through Sept. 3, 2015 by dialing (855) 859-2056 and referencing Conference ID 89826862.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal third quarter and fiscal year 2016 in the paragraphs under “Financial Outlook” above and other statements regarding momentum in the company’s business, customer growth, customer adoption of and value using our existing and acquired products, product innovations and planned investments. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk’s limited operating history and experience developing and introducing new products and services; including its cloud offerings; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; Splunk’s inability to realize value from its significant investments in its business, including through acquisitions and product and service innovations; Splunk’s transition to a multi-product software and services solutions oriented business; Splunk’s inability to successfully integrate acquired businesses, products and technologies; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2015, which is on file with the U.S. Securities and Exchange Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.
Splunk Inc. (NASDAQ: SPLK) provides the leading software platform for real-time Operational Intelligence. Splunk® software and cloud services enable organizations to search, monitor, analyze and visualize machine-generated big data coming from websites, applications, servers, networks, sensors and mobile devices. More than 10,000 enterprises, government agencies, universities and service providers in more than 100 countries use Splunk software to deepen business and customer understanding, mitigate cybersecurity risk, prevent fraud, improve service performance and reduce cost. Splunk products include Splunk® Enterprise, Splunk Cloud™, Hunk®, Splunk Light™, Splunk MINT and premium Splunk Apps. To learn more, please visit http://www.splunk.com/company.

Social Media: Twitter | LinkedIn | YouTube | Facebook

Splunk Inc. | www.splunk.com

Splunk, Splunk>, Listen to Your Data, The Engine for Machine Data, Hunk, Splunk Cloud, Splunk Light, SPL and Splunk MINT are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2015 Splunk Inc. All rights reserved.

For more information, please contact:
Sherry Lowe
Splunk Inc.
415-852-5529
slowe@splunk.com

Investor Contact
Ken Tinsley
Splunk Inc.
415-848-8476
ktinsley@splunk.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2015	2014	2015	2014
Revenues
License	$87,960	$62,081	$159,832	$113,355
Maintenance and services	60,366	39,466	114,159	74,099
Total revenues	148,326	101,547	273,991	187,454
Cost of revenues
License	1,813	72	2,974	150
Maintenance and services	23,227	14,999	45,151	29,108
Total cost of revenues [1,2,3]	25,040	15,071	48,125	29,258
Gross profit	123,286	86,476	225,866	158,196
Operating expenses
Research and development	48,308	34,179	93,006	63,921
Sales and marketing	111,786	79,978	213,775	151,056
General and administrative [4,5]	28,760	32,676	55,632	53,679
Total operating expenses [1,2,3]	188,854	146,833	362,413	268,656
Operating loss	(65,568)	(60,357)	(136,547)	(110,460)
Interest and other income (expense), net
Interest income, net	425	163	785	293
Other income (expense), net	(295)	(54)	(206)	(274)
Total interest and other income (expense), net	130	109	579	19
Loss before income taxes	(65,438)	(60,248)	(135,968)	(110,441)
Income tax provision (benefit) [6]	(10,149)	534	(9,493)	1,096
Net loss	$(55,289)	$(60,782)	$(126,475)	$(111,537)

Basic and diluted net loss per share	$(0.44)	$(0.51)	$(1.01)	$(0.94)

Weighted-average shares used in computing basic and diluted net loss per share	126,621	119,012	125,602	118,165
______________________________________

[1] Includes amortization of acquired intangible assets as follows:
Cost of revenues	$1,572	$703	$2,483	$1,390
Research and development	79	69	148	138
Sales and marketing	155	150	305	297

[2] Includes stock-based compensation expense as follows:
Cost of revenues	$5,662	$3,808	$12,194	$7,614
Research and development	19,301	13,578	39,376	26,165
Sales and marketing	28,210	21,263	57,820	40,383
General and administrative	10,436	20,861	20,328	28,587

[3] Includes employer payroll tax on employee stock plans as follows:
Cost of revenues	$398	$97	$661	$233
Research and development	732	515	1,635	1,322
Sales and marketing	985	401	2,061	1,281
General and administrative	602	328	1,182	893

[4] Includes ground lease expense related to build-to-suit obligation	$222	$222	$444	$222

[5] Includes acquisition-related costs	$1,993	$—	$1,993	$—

[6] Includes a partial release of the valuation allowance due to acquisition	$(10,924)	$—	$(10,924)	$—

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 31, 2015	January 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$326,200	$387,315
Investments, current portion	529,174	462,849
Accounts receivable, net	99,694	128,413
Prepaid expenses and other current assets	22,312	21,256
Total current assets	977,380	999,833
Investments, non-current	71,685	165,082
Property and equipment, net	77,013	50,374
Intangible assets, net	55,842	10,416
Goodwill	124,321	19,070
Other assets	6,899	3,016
Total assets	$1,313,140	$1,247,791
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$4,116	$3,726
Accrued payroll and compensation	57,174	65,220
Accrued expenses and other liabilities	33,702	27,819
Deferred revenue, current portion	263,157	249,883
Total current liabilities	358,149	346,648
Deferred revenue, non-current	58,093	54,202
Other liabilities, non-current	59,311	33,620
Total non-current liabilities	117,404	87,822
Total liabilities	475,553	434,470
Stockholders’ equity
Common stock	128	123
Accumulated other comprehensive loss	(2,164)	(837)
Additional paid-in capital	1,352,921	1,200,858
Accumulated deficit	(513,298)	(386,823)
Total stockholders’ equity	837,587	813,321
Total liabilities and stockholders’ equity	$1,313,140	$1,247,791

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2015	2014	2015	2014
Cash Flows From Operating Activities
Net loss	$(55,289)	$(60,782)	$(126,475)	$(111,537)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,310	2,887	7,776	5,538
Amortization of investment premiums	361	136	722	136
Stock-based compensation	63,609	59,510	129,718	102,749
Deferred income taxes	(10,986)	(228)	(11,305)	(513)
Excess tax benefits from employee stock plans	(186)	(389)	(652)	(868)
Changes in operating assets and liabilities
Accounts receivable, net	(18,353)	(17,725)	28,719	13,510
Prepaid expenses, other current and non-current assets	12,795	968	12,468	1,492
Accounts payable	(502)	5	(100)	391
Accrued payroll and compensation	9,657	7,093	(8,698)	(6,664)
Accrued expenses and other liabilities	(7,725)	4,878	(7,085)	9,339
Deferred revenue	15,947	12,983	17,165	14,674
Net cash provided by operating activities	13,638	9,336	42,253	28,247
Cash Flow From Investing Activities
Purchases of investments	(58,681)	(53,070)	(219,195)	(303,953)
Maturities of investments	87,000	15,000	247,000	15,000
Acquisitions, net of cash acquired	(142,693)	(2,500)	(142,693)	(2,500)
Purchases of property and equipment	(2,809)	(2,908)	(9,224)	(7,146)
Other investment activities	—	—	(1,500)	—
Net cash used in investing activities	(117,183)	(43,478)	(125,612)	(298,599)
Cash Flow From Financing Activities
Proceeds from the exercise of stock options	5,370	3,582	10,736	9,418
Excess tax benefits from employee stock plans	186	389	652	868
Proceeds from employee stock purchase plan	10,906	8,355	10,906	8,355
Payment related to build-to-suit lease obligation	—	(523)	—	(523)
Net cash provided by financing activities	16,462	11,803	22,294	18,118
Effect of exchange rate changes on cash and cash equivalents	(224)	(10)	(50)	179
Net decrease in cash and cash equivalents	(87,307)	(22,349)	(61,115)	(252,055)
Cash and cash equivalents at beginning of period	413,507	667,747	387,315	897,453
Cash and cash equivalents at end of period	$326,200	$645,398	$326,200	$645,398

Splunk Inc. | www.splunk.com

SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude all or a combination of the following (as reflected in the following reconciliation table): stock-based compensation expense, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets, acquisition-related costs, ground lease expense related to a build-to-suit lease obligation and the partial release of the valuation allowance due to acquisition. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Splunk believes that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk also excludes amortization of acquired intangible assets, acquisition-related costs, ground lease expense related to its build-to-suit lease obligation and the partial release of the valuation allowance due to acquisition from its non-GAAP financial measures because these are considered by management to be outside of Splunk’s core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2015	2014	2015	2014
Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$13,638	$9,336	$42,253	$28,247
Less purchases of property and equipment	(2,809)	(2,908)	(9,224)	(7,146)
Free cash flow (Non-GAAP)	$10,829	$6,428	$33,029	$21,101
Net cash used in investing activities	$(117,183)	$(43,478)	$(125,612)	$(298,599)
Net cash provided by financing activities	$16,462	$11,803	$22,294	$18,118
Gross margin reconciliation:
GAAP gross margin	83.1%	85.2%	82.4%	84.4%
Stock-based compensation expense	3.8	3.7	4.5	4.1
Employer payroll tax on employee stock plans	0.3	0.1	0.2	0.1
Amortization of acquired intangible assets	1.1	0.7	0.9	0.7
Non-GAAP gross margin	88.3%	89.7%	88.0%	89.3%
Operating income (loss) reconciliation:
GAAP operating loss	$(65,568)	$(60,357)	$(136,547)	$(110,460)
Stock-based compensation expense	63,609	59,510	129,718	102,749
Employer payroll tax on employee stock plans	2,717	1,341	5,539	3,729
Amortization of acquired intangible assets	1,806	922	2,936	1,825
Acquisition-related costs	1,993	—	1,993	—
Ground lease expense related to build-to-suit lease obligation	222	222	444	222
Non-GAAP operating income (loss)	$4,779	$1,638	$4,083	$(1,935)
Operating margin reconciliation:
GAAP operating margin	(44.2)%	(59.4)%	(49.8)%	(58.9)%
Stock-based compensation expense	43.0	58.6	47.3	54.8
Employer payroll tax on employee stock plans	1.8	1.3	2.0	2.0
Amortization of acquired intangible assets	1.2	0.9	1.1	1.0
Acquisition-related costs	1.3	—	0.7	—
Ground lease expense related to build-to-suit lease obligation	0.1	0.2	0.2	0.1
Non-GAAP operating margin	3.2%	1.6%	1.5%	(1.0)%
Net income (loss) reconciliation:
GAAP net loss	$(55,289)	$(60,782)	$(126,475)	$(111,537)
Stock-based compensation expense	63,609	59,510	129,718	102,749
Employer payroll tax on employee stock plans	2,717	1,341	5,539	3,729
Amortization of acquired intangible assets	1,806	922	2,936	1,825
Acquisition-related costs	1,993	—	1,993	—
Ground lease expense related to build-to-suit lease obligation	222	222	444	222
Partial release of the valuation allowance due to acquisition	(10,924)	—	(10,924)	—
Non-GAAP net income (loss)	$4,134	$1,213	$3,231	$(3,012)
Reconciliation of shares used in computing basic and diluted net income (loss) per share:
Weighted-average shares used in computing GAAP basic net loss per share	126,621	119,012	125,602	118,165
Effect of dilutive securities: Employee stock awards	5,380	6,606	5,551	—
Weighted-average shares used in computing Non-GAAP basic and diluted net income (loss) per share	132,001	125,618	131,153	118,165
GAAP basic and diluted net loss per share	$(0.44)	$(0.51)	$(1.01)	$(0.94)
Non-GAAP basic and diluted net income (loss) per share	$0.03	$0.01	$0.02	$(0.03)

Splunk Inc. | www.splunk.com